Exhibit 99(a)


Excellence in Electronics, Telecommunications, Automotive, Publishing
--------------------------------------------------------------------------------

                                  NEWS RELEASE

--------------------------------------------------------------------------------


FOR IMMEDIATE RELEASE                      CONTACT:      DAVID A. KAUER
                                                         VICE PRESIDENT AND
                                                         CHIEF FINANCIAL OFFICER
                                                         (614) 792-0468


             INSILCO HOLDING CO. REPORTS THIRD QUARTER 1998 RESULTS


         COLUMBUS, OHIO, OCTOBER 29, 1998 - INSILCO HOLDING CO. (OTC BULLETIN BOARD:INSL) today reported sales and operating results for the third quarter ended September 30, 1998.

         Sales of $135.1 million were up 3% for the 1998 third quarter, compared to $131.4 million recorded in the year ago third quarter. For the nine months of 1998 sales were up 4% to $422.4 million, compared to $407.6 million recorded in the comparable nine months of 1997.

         The Company reported Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, merger-related expenses and other non-recurring expenses plus cash dividends received from Thermalex, the Company's 50% owned joint venture) of $14.4 million for the 1998 third quarter, compared to $15.7 million recorded in the 1997 third quarter. The Company's Adjusted EBITDA for the third quarter excludes $24.2 million of charges related to the merger between Insilco and affiliates of DLJ Merchant Banking and $1.4 million of other non-recurring expenses related primarily to management severance and legal expenses.

         For the nine months of 1998, the Company reported Adjusted EBITDA of $53.3 million, compared to $55.8 million recorded in the year ago nine months ended September 30, 1997. The Company's Adjusted EBITDA for the nine months of 1998 excludes $25.5 million of merger-related expenses and $3.0 million of other non-recurring charges related primarily to management severance and legal expenses.

         The company's third quarter and nine month results were negatively impacted by the results of its McKenica division, a tubing mill capital equipment manufacturer. McKenica, which posted $0.6 million and $2.2 million declines in EBITDA in the third quarter and nine month periods respectively, was affected by lower orders from far east and domestic customers. Excluding McKenica results, the Company's Adjusted EBITDA in the third quarter would have been $14.6 million in 1998 as compared to $15.2 million in 1997, and Adjusted EBITDA for the nine month period would have been $53.5 million in 1998 as compared to $53.7 million in 1997.

BUSINESS DISCUSSION

         The Company's Automotive Components Group reported 11% sales growth in the 1998 third quarter to $62.0 million, compared to $55.7 million reported in the year earlier third quarter, led by strong growth of heat exchanger sales. Adjusted EBITDA for the Group was $8.2 million and $7.9 million for the third quarters of 1998 and 1997, respectively. Excluding the results of McKenica, the Automotive Components Group would have reported third quarter Adjusted EBITDA of $8.3 million in 1998 as compared to $7.4 million in 1997.

         The Company's Technologies Group reported sales of $45.7 million in the 1998 third quarter compared to $50.1 million recorded in the 1997 third quarter reflecting the overall slowdown in the global telecommunications and electronics markets. While sales of connector products were up 14% in the quarter, weaker demand for wire and cable assemblies from the telecommunications market and for power transformers from the electronics market impacted performance. EBITDA for the Technologies Group was $6.6 million in the 1998 third quarter, compared to $8.4 million recorded in the 1997 third quarter. Group performance was negatively impacted by the sales decline at both the Company's power transformer and wire and cable assembly businesses as well as a less favorable sales mix of lower margin connector cable assemblies.

         Sales at the Company's Taylor Publishing business unit were up 7% in the third quarter to $27.4 million, due to the timing of yearbook deliveries, compared to 1997 third quarter sales of $25.6 million. Taylor's EBITDA of $1.7 million was flat compared to the third quarter last year.

CEO COMMENTS

         Robert L. Smialek, Insilco Chairman and CEO, said, "We were very pleased with the strong performance posted at our heat exchanger business units, which recorded 22% sales growth in the quarter, reflecting strong demand for heat exchangers and related tubing. Despite these strong results, lower operating income at the McKenica division and plant consolidation expenses designed to improve operating efficiencies adversely impacted overall results of the Group. Nonetheless, our outlook for our heat exchanger businesses remains quite positive. Weak demand from the telecommunications and electronics markets further mitigated the positive performance posted by our heat exchanger business."

         "While most of our business units are participating in markets with good long-term growth trends, we are mindful of the difficult near-term factors in the global telecommunications and electronics markets. While we believe the slowdown in demand from the electronics market to be short-term and not indicative of a trend, both our corporate staff and our business unit leaders are well aware of the need to control expenses during this slowdown. We are aggressively pursuing a number of projects that, when implemented, could improve operating efficiencies and reduce expenses company-wide by up to $10 million on an annual basis. We will continue to implement strategies which we believe positions specific technology and automotive businesses to continue the leadership positions they hold in the niche markets they serve."

REPORTED RESULTS

         Including the merger-related and other charges, the Company reported a net loss of $17.2 million for its third quarter ended September 30, 1998, compared to net income of $3.6 million recorded a year ago in the third quarter. Loss applicable to common shares for the third quarter of 1998 was $6.53 per diluted share compared to income applicable to common shares of $0.62 per diluted share in the prior year. For the nine months ended September 30, 1998, the Company recorded a net loss of $10.0 million compared to net income of $78.1 million recorded in the year ago nine months. Loss applicable to common shares for the nine months ended September 30, 1998 was $2.90 per diluted share compared to income applicable to common shares of $9.19 per diluted share recorded the prior year. Net income for the nine months of 1997 included an after tax gain of $57.8 million, or $6.80 per diluted share, on the sale of the Rolodex business unit.

         The statements made in this press release which are not historical facts may be deemed forward looking statements, and, as such, are subject to certain risks and uncertainties, including statements with respect to the Company's long-term outlook; growth prospects; slowdown in the electronics markets; the ability to improve operating efficiencies and to reduce expenses, as well as the ability of the Company's businesses to maintain their leadership position. It is important to note that results could differ materially from those projected in such forward-looking statements. Factors which could cause results to differ materially include, but are not limited to the following: delays in new product introductions, lack of market acceptance for new products, changes in demand for the Company's products, changes in market trends, general competitive pressures from existing and new competitors, changes in interest rates, and adverse economic conditions which could affect the amount of cash available for debt servicing and capital investments. Further information concerning factors that could cause actual results to differ materially from those in the forward-looking statements are contained from time to time in the Company's SEC filings, including but not limited to the Company's report on Form 10-K for the year ended December 31, 1997, and the Company's report on Form 10-Q for the prior fiscal quarters. Copies of these filings may be obtained by contacting the Company or the SEC.

         Insilco Holding Co., based in suburban Columbus, Ohio, is a diversified manufacturer of industrial components and a supplier of specialty publications. The Company's industrial business units serve the automotive, electronics, telecommunications and other industrial markets, and its publishing business serves the school yearbook market. The Company had 1997 revenues in excess of $500 million.

Investor Relations Contact: David A. Kauer or Stephen Smith, (614) 792-0468 or write to Insilco Corporation, Investor Relations, 425 Metro Place North, Box 7196, Dublin, OH 43017 or call Melodye Demastus, Melrose Consulting (614) 771-0860.

                                 INSILCO HOLDING CO.

                      CONDENSED CONSOLIDATED INCOME STATEMENTS
                                     (Unaudited)
                    (Amounts in millions, except per share data)

                                    THIRD QUARTER
                                                     Three Months     Three Months
                                                        Ended            Ended
                                                     September 30,    September 30,
                                                         1998             1997
                                                     -------------    -------------
Sales                                                   $135.1           131.4

Gross profit                                              32.9            34.3
     % of sales                                           24.4%           26.1%

SG&A                                                      25.0            23.3
Merger Expenses                                           24.2              --
                                                        ------           -----

         Operating income (loss)                         (16.3)           11.0

Interest expense, net                                     (8.0)           (4.9)
Equity in net income of Thermalex                          0.7             0.6
Other income and expense, net                              0.4             0.1
                                                        ------           -----

     Total other income (expense)                         (6.9)           (4.2)

         Income (loss) before income taxes               (23.2)            6.8

Income tax benefit (expense)                               6.0            (2.5)
                                                        ------           -----
     Income tax rate                                      25.9%           36.8%

         Income (loss) before extraordinary item         (17.2)            4.3

Extraordinary item, net of tax                              --            (0.7)
                                                        ------           -----

         Net income (loss)                               (17.2)            3.6

Preferred stock dividend                                  (0.7)             --
                                                        ------           -----

         Net income (loss) available to common          $(17.9)            3.6
                                                        ======           =====


Basic earnings per share available:
     Income (loss) before extraordinary item            $(6.53)           0.77
     Extraordinary item                                     --           (0.13)
                                                        ------           -----
         Net income (loss)  per share                   $(6.53)           0.64
                                                        ======           =====

         Weighted average shares outstanding               2.7             5.6
                                                        ======           =====

Diluted earnings per share available:
     Income (loss) before extraordinary                 $(6.53)           0.74
     Extraordinary item                                     --           (0.12)
                                                        ------           -----
         Net Income (loss) per share                    $(6.53)           0.62
                                                        ======           =====

         Weighted average shares and share
          equivalents outstanding                          2.7             5.8
                                                        ======           =====

Memo: Depreciation and amortization
     expense included in earnings                       $  5.1             4.7
                                                        ======           =====

Capital Spending                                        $ (4.8)           (4.7)
                                                        ======           =====

                                  INSILCO HOLDING CO.

                       CONDENSED CONSOLIDATED INCOME STATEMENTS
                                      (Unaudited)
                     (Amounts in millions, except per share data)

                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                                       Nine Months      Nine Months
                                                         Ended            Ended
                                                      September 30,    September 30,
                                                          1998             1997
                                                      -------------    -------------
Sales                                                    $422.4           407.6

Gross profit                                              110.8           112.5
     % of sales                                            26.2%           27.6%

SG&A                                                       77.7            72.7
Merger Expenses                                            25.5            --
                                                         ------           -----

         Operating income                                   7.6            39.8

Interest expense, net                                     (21.7)          (10.6)
Equity in net income of Thermalex                           2.1             2.1
Other income and expense, net                               2.5             0.2
                                                         ------           -----

         Total other income (expense)                     (17.1)           (8.3)

         Income (loss) from continuing operations
            before income taxes                            (9.5)           31.5

Income tax expense                                         (0.5)          (11.6)
                                                         ------           -----
     Income tax rate                                       -5.3%           36.8%

     Income (loss) from continuing operations             (10.0)           19.9

Discontinued operations, net of tax:
     Income from operations                                  --             1.1
     Gain on disposal                                        --            57.8
                                                         ------           -----

         Income from discontinued operations                 --            58.9
                                                         ------           -----

         Income (loss) before extraordinary item          (10.0)           78.8

Extraordinary item                                           --            (0.7)
                                                         ------           -----

         Net income (loss)                                (10.0)           78.1

Preferred stock dividend                                   (0.7)             --
                                                         ------           -----

         Net income (loss) available to common           $(10.7)           78.1
                                                         ======           =====


Basic earnings per share available:
     Income (loss) from continuing operations            $(2.90)           2.41
     Discontinued operations                                 --            7.15
     Extraordinary item                                      --           (0.09)
                                                         ------           -----

         Net income (loss) per share                     $(2.90)           9.47
                                                         ======           =====

     Weighted average shares outstanding                    3.7             8.3
                                                         ======           =====

Diluted earnings per share available:
     Income (loss) from continuing operations            $(2.90)           2.34
     Discontinued operations                                 --            6.94
     Extraordinary item                                      --           (0.09)
                                                         ------           -----

         Net income (loss) per share                     $(2.90)           9.19
                                                         ======           =====

     Weighted average shares and share
      equivalents outstanding                               3.7             8.5
                                                         ======           =====

Memo: Depreciation and amortization
     expense included in earnings                        $ 15.8            14.4
                                                         ======           =====

Capital Spending                                         $(15.7)          (15.0)
                                                         ======           =====

                                             INSILCO HOLDING CO.

                                    CONDENSED CONSOLIDATED BALANCE SHEETS
                                                 (Unaudited)
                                                (In Millions)
                                                                        9/30/98       12/31/97       9/30/97
                                                                        -------       --------       -------
                               Assets
Current assets:
     Cash and cash equivalents                                          $   4.7          10.7           4.6
     Receivables, net                                                      87.8          70.7          90.3
     Inventories, net                                                      61.0          60.7          54.5
     Current portion of deferred taxes                                       --           0.3           1.6
     Prepaid expenses                                                       4.1           2.7           7.1
                                                                        -------        ------        ------

            Total current assets                                          157.6         145.1         158.1

Property, plant and equipment, net                                        114.1         114.0         110.3
Goodwill, net                                                              13.2          13.4          13.6
Deferred taxes                                                              4.6           1.0           3.8
Other assets and deferred charges                                          33.7          29.2          28.2
                                                                        -------        ------        ------

            Total assets                                                $ 323.2         302.7         314.0
                                                                        =======        ======        ======

            Liabilities and Stockholders' Equity (Deficit)

Current liabilities:
     Current portion of long-term debt                                  $    --           1.7           0.6
     Current portion of long-term obligations                               2.1           5.4           5.6
     Accrued interest payable                                               3.5           8.0           3.6
     Accounts payable                                                      36.6          39.8          34.0
     Accrued expenses and other                                            42.0          50.6          48.1
                                                                        -------        ------        ------

            Total current liabilities                                      84.2         105.5          91.9

Long-term debt                                                            383.9         256.1         279.7
Other long-term obligations                                                47.8          43.4          48.1
Preferred stock                                                            32.7            --            --
Stockholders' equity (deficit)                                           (225.4)       (102.3)       (105.7)
                                                                        -------        ------        ------

            Total liabilities and stockholders' equity (deficit)        $ 323.2         302.7         314.0
                                                                        =======        ======        ======

                                   INSILCO HOLDING CO.

                                SUPPLEMENTAL SEGMENT DATA
                                       (unaudited)

                                  (Amounts in millions)
                                                         THIRD QUARTER
                                          ============================================

                                          Three Months                    Three Months
                                             Ended          % Sales          Ended
                                            9/30/98          Growth         9/30/97
                                          ------------      -------       ------------
SALES:
Industrial Business:
     Technologies Group                      $ 45.7           -8.7%           50.1

     Automotive Components                     62.0           11.3%           55.7
                                             ------                          -----

       Total Industrial Business              107.7            1.8%          105.8
                                             ------                          -----

     Taylor                                    27.4            6.8%           25.6

                                             ------                          -----
       Total Sales                           $135.1            2.8%          131.4
                                             ======                          =====

ADJUSTED EBITDA:
Industrial Business:
     Technologies Group                      $  6.6                            8.4
            % of sales                         14.5%                          16.7%

     Automotive Components                      8.2                            7.9
            % of sales                         13.1%                          14.2%

         Total Industrial Business             14.8                           16.3
            % of sales                         13.7%                          15.4%

     Taylor                                     1.7                            1.7
            % of sales                          6.2%                           6.7%

Unallocated Corporate                          (2.1)                          (2.3)

Thermalex Dividend                               --                             --
                                             ------                          -----

     Total Adjusted EBITDA                   $ 14.4                           15.7
                                             ======                          =====
            % of sales                         10.7%                          12.0%

                                  INSILCO HOLDING CO.

                               SUPPLEMENTAL SEGMENT DATA
                                      (unaudited)

                                 (Amounts in millions)
                                                         YEAR TO DATE
                                          ===========================================

                                          Year to Date                   Year to Date
                                             Ended          % Sales         Ended
                                            9/30/98          Growth        9/30/97
                                          ------------      -------      ------------
SALES:
Industrial Business:
     Technologies Group                      $144.8           -2.2%          148.1

     Automotive Components                    185.7            8.0%          171.9
                                             ------                          -----

       Total Industrial Business              330.5            3.3%          320.0
                                             ------                          -----

     Taylor                                    91.9            4.9%           87.6

                                             ------                          -----
       Total Continuing Businesses           $422.4            3.6%          407.6
                                             ======                          =====

ADJUSTED EBITDA:
Industrial Business:
     Technologies Group                      $ 22.7                           24.9
            % of sales                         15.7%                          16.8%

     Automotive Components                     26.3                           26.8
            % of sales                         14.2%                          15.6%

         Total Industrial Business             49.0                           51.7
            % of sales                         14.8%                          16.1%

     Taylor                                     9.0                            9.8
            % of sales                          9.8%                          11.2%

Unallocated Corporate                          (6.0)                          (7.2)

Thermalex Dividend                              1.3                            1.5
                                             ------                          -----

     Total Adjusted EBITDA                   $ 53.3                           55.8
                                             ======                          =====
            % of sales                         12.6%                          13.7%

                                INSILCO HOLDING CO.

               TRAILING FOUR QUARTER ADJUSTED EBITDA RECONCILIATION

                               (AMOUNTS IN MILLIONS)
EBITDA                                                                      $38.8

Expenses related to DLJMB/CVC merger                                         25.5

Cash Dividend from Thermalex, 50% owned Joint Venture                         1.3

Management severance relating to management changes and
  position elimination                                                        1.3

Nonrecurring legal expenses for Jostens anti-trust suit resulting in
  $25.2 million award to Taylor, subject to appeal                            1.1

Nonrecurring legal expenses relating to a former employee's
  noncompete agreement                                                        0.5

Nonrecurring relocation expenses related to the rationalization
  of manufacturing facilities                                                 0.4

                                                                            -----
     Adjusted EBITDA                                                        $68.9
                                                                            =====